Filed pursuant to Rule 497(e) of the Securities Act of 1933
1933 Act File No. 333-168569

Equinox Aspect Core Diversified Strategy Fund

of Equinox Funds Trust

Class A Shares: EQAAX

Class C Shares: EQACX

Class I Shares: EQAIX

Supplement dated October 22, 2018 to the Prospectus dated February 1, 2018

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

1.	Effective immediately, the following is inserted immediately before the section “Class A Shares” on page 22 in the “How To Purchase Shares” section of the Prospectus:

Sales Charge Waivers and Reductions Through Certain Financial Intermediaries

Eligible purchasers of certain shares also may be entitled to reduced or waived sales charges. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Please see Appendix A of the Prospectus for a description of waivers or discounts available through certain intermediaries.

Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

2.	Effective immediately, the following is added as Appendix A to the Prospectus as a standalone document:

APPENDIX A

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled “HOW TO PURCHASE SHARES” for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

CLASS A AND CLASS C PURCHASES THROUGH MERRILL LYNCH

Effective October 22, 2018, shareholders purchasing Class A and Class C Shares of the Fund through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares exchanged for Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2.

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

•	There will be no CDSC charged on the sale of Fund shares acquired through a right of reinstatement.

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE